EXHIBIT 99.1

ENABLE CORP.

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

ENABLE CORP.

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

INDEPENDENT AUDITOR’S REPORT

Board of Directors and Stockholders

Enable Corp.

We have audited the accompanying balance sheets of Enable Corp. as of December 31, 2005 and 2004, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2005 and for the period from September 24, 2004 (inception) to December 31, 2004.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Enable Corp. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the year ended December 31, 2005 and for the period from September 24, 2004 (inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

CERTIFIED PUBLIC ACCOUNTANTS

New York, New York

April 13, 2006

ENABLE CORP.

BALANCE SHEETS

DECEMBER 31,

	2005	2004
ASSETS
Current Assets:
Cash and cash equivalents	$1,399,397	$1,348,559
Restricted cash	15,000	—
Accounts receivable, net of allowance of $214,145	682,269	—
Notes and accrued interest receivable	54,000	3,745,777
Prepaid assets	17,631	—

Total Current Assets	2,168,297	5,094,336

Property and equipment, net	299,349	—
Intangible assets, net	2,292,685	—

Total Assets	$4,760,331	$5,094,336

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$178,170	$—
Accrued expenses and other current liabilities	218,462	52
Note payable	9,166	—
Deferred revenue	222,235	—

Total Current Liabilities	628,033	52

Commitments and contingencies

Stockholders’ Equity
Preferred stock, Series A - $.001 par value; 1,000,000 shares authorized; 804,974 shares issued and outstanding	805	791
Additional paid-in capital	5,288,473	5,144,986
Accumulated deficit	(1,156,980)	(51,493)

Total stockholders’ equity	4,132,298	5,094,284

Total liabilities and stockholders’ equity	$4,760,331	$5,094,336

See accompanying notes to financial statements.

ENABLE CORP.

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2005 AND

SEPTEMBER 24, 2004 (INCEPTION) TO DECEMBER 31, 2004

	2005	2004

REVENUES	$3,510,558	$—

COST OF REVENUES	291,199	—

GROSS PROFIT	3,219,359	—

OPERATING EXPENSES:
Marketing and selling	306,936	—
General and administrative	2,892,795	51,842
Depreciation and amortization	1,123,042	—

Total costs and expenses	4,322,773	51,842

Loss from operations	(1,103,414)	(51,842)

Interest income, net	12,427	349

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,090,987)	(51,493)

PROVISION FOR INCOME TAXES	14,500	—

NET LOSS	$(1,105,487)	$(51,493)

See accompanying notes to financial statements.

ENABLE CORP.

STATEMENTS OF STOCKHOLDER’S EQUITY

YEAR ENDED DECEMBER 31, 2005 AND

SEPTEMBER 24, 2004 (INCEPTION) TO DECEMBER 31, 2004

	Preferred A Shares		Common Stock		Additional	Accumulated	Total
	Shares	Amount	Shares	Amount	Paid In Capital	Deficit	Equity

Preferred stock issued	790,624	$791	—	$—	$5,144,986	$—	$5,145,777
Net Loss	—	—	—	—	—	(51,493)	(51,493)

Balance at December 31, 2004	790,624	791	—	—	5,144,986	(51,493)	5,094,284

Issuance of share in settlement of liabilities	14,350	14	—	—	143,487	—	143,500
Net Loss	—	—	—	—	—	(1,105,487)	(1,105,487)

Balance at December 31, 2005	804,974	$805	—	$—	$5,288,473	$(1,156,980)	$4,132,297

See accompanying notes to financial statements.

ENABLE CORP.

STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2005 AND

SEPTEMBER 24, 2004 (INCEPTION) TO DECEMBER 31, 2004

	2005	2004
Cash flows from operating activities:
Net loss	$(1,105,487)	$(51,493)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,123,040	—
Provision for doubtful accounts	214,145	—
Loss on settlement of notes receivable and accrued interest	61,500	—
Changes in operating assets and liabilities:
Accounts receivable	(391,538)	—
Prepaid assets	(12,881)	—
Accounts payable	96,394	52
Accrued expenses and other liabilities	195,432	—
Deferred revenue	23,176	—
Net cash provided by (used in) operating activities	203,781	(51,441)

Cash flows from investing activities:
Advance of debtor-in-possession financing	—	(100,000)
Repayment of debtor-in-possession financing	60,000	—
Acquisition of note payable	(80,000)	—
Repayments of notes payable	48,000	—
Deposit to restricted cash	(15,000)	—
Purchases of property and equipment	(70,109)	—
Net cash used in investing activities	(57,109)	(100,000)

Cash flows from financing activities:
Settlement of notes payable	(50,000)	—
Proceeds from sale of Preferred Shares A	—	1,500,000
Payments on Note Payable	(45,834)	—
Net cash provided by (used in) financing activities	(95,834)	1,500,000

Net change in cash and cash equivalents	50,838	1,348,559

Cash and equivalents - beginning of period	1,348,559	—

Cash and equivalents - end of period	$1,399,397	$1,348,559

Supplemental disclosure of cash flow information
Cash paid for interest expense	$4,988	$—
Cash paid for Income taxes	$52	$—

Non-cash investing and financing activities:
Issuance of Preferred A Shares to acquire and settle notes payable	$143,500	$3,645,776
Acquisition in exchange for notes receivable	$3,645,776	$—

See accompanying notes to financial statements.

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 1 - ORGANIZATION AND OPERATIONS

Enable Corp. (the “Company”) was incorporated in the State of Delaware on September 24, 2004.

Until February 8, 2005, the Company did not have operating assets.

On February 8, 2005, under a bill of sale between eB2B Commerce, Inc. - Debtor-in-Possession (“eB2B”) and the Company, and under a January 26, 2005 order confirming eB2B’s amended reorganization plan under Chapter 11 of the United States Bankruptcy Code (the “eB2B Reorganization Plan”), the Company acquired eB2B’s net operating assets and assumed selected non-operating liabilities of eB2B in satisfaction of the Company’s $3,545,776 Senior and Junior secured eB2B Commerce Inc. Notes and accrued interest thereon (the “eB2B Notes”).

Since February 8, 2005, the Company has operated a electronic data interchange (EDI) business which uses proprietary software to provide a technology platform for buyers and suppliers to transfer business documents via the Internet to their trading partners.  These documents include, but are not limited to, purchase orders, purchase order acknowledgments, advanced shipping notices and invoices (the “Web-Enabled EDI Business”).  The Company also provides access via the Internet to its proprietary software, which is maintained on its hardware and on hosted hardware.  The Company also offers professional services, which provide consulting expertise to the same client base, as well as to other businesses that prefer to operate or outsource the transaction management and document exchange of their business-to-business relationships.

The eB2B acquisition was accounted for as a “purchase business combination;” consequently, the results of the Company’s operations include (i) the results of the Web-Enabled EDI Business after the date of the eB2B acquisition, or eleven months of operations instead of the results for the full year, and (ii) the acquired assets and assumed liabilities of eB2B were recorded at their estimated fair market value at the date of the acquisition.

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenue from transaction processing is recognized on a per transaction basis when a transaction occurs between a buyer and a supplier.  The fee is based on the volume of transactions processed during a specific period, typically one month.  Revenue from related implementation, if any, and monthly hosting fees are recognized on a straight-line basis over the term of the contract with the customer.  Deferred revenue includes amounts billed for implementation and hosting fees, which have not yet been earned.

The Company has related consulting arrangements on a time-and-materials basis, under which revenue is recognized as services are performed and costs are incurred, in accordance with the billing terms of the contract.  Revenues from related fixed price consulting arrangements are recognized using the percentage-of-completion method, unless the extent of progress toward completion cannot be reliably determined.  Progress towards completion is measured using the efforts-expended method based upon management estimates.  To the extent that efforts expended and costs to complete cannot be reasonably estimated, revenues are deferred until the contract is completed.  The Company does not have a history of incurring losses on these types of contracts.  If the Company were to incur a loss, a provision for the estimated loss on the uncompleted contract would be recognized in the period in which such loss becomes probable and estimable.  Billings in excess of revenue recognized are included in deferred revenue.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.  Cash and cash equivalents consist of cash on deposit with banks and money market instruments.

Cash and cash equivalents exclude amounts where availability is restricted by contractual provisions, which are generally satisfied within a year.  Restricted amounts are recorded in Restricted Cash.

Property and Equipment

Property and equipment are stated at cost.  Depreciation and amortization is provided on the straight-line method based on the estimated useful lives of the respective assets as follows:

Computer and communications equipment	2 to 3 years
Purchased software	2 years
Office equipment and furniture	3 years

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Major repairs or improvements are capitalized.  The cost of minor replacements, maintenance and repairs that do not improve or extend asset lives are charged to expense as incurred.

Upon retirement or other disposition of assets, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss, if any, is recorded.

Intangible Assets

Intangibles acquired with the eB2B acquisition include a customer list, internally developed software, and the workforce-in-place. The Company has determined that these intangible assets have estimable definite lives over which they are being amortized on a straight-line basis.

Impairment of Long-Lived Assets

The Company periodically evaluates the fair value of long-lived assets whenever events or changes in circumstances indicate that its carrying amounts may not be recoverable.  Accordingly, any impairment of value will be recognized when the carrying amount of a long-lived asset exceeds its fair value.  Management has determined that no impairment of long-lived assets has thus far occurred.  Any impairment loss, if determined to be necessary, would be measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset.

Income Taxes

The Company uses of the liability method of accounting for income taxes.  The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements.  The resulting deferred tax assets or liabilities are adjusted to reflect changes in tax laws as they occur.  Valuation allowances are used to reduce deferred tax assets to the amount considered more likely than not to be realized.

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

The carrying amounts of current assets and liabilities approximate their fair value due to the short-term nature of these instruments.  The carrying amounts of non-current assets are reasonable estimates of their fair values based on management’s evaluation of future cash flows.  The long-term liabilities are carried at amounts that approximate fair value based on borrowing rates available to the Company for obligations with similar terms, degrees of risk and remaining maturities.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash and cash equivalents and accounts receivable.  The Company maintains cash balances in its bank, which, at times, may exceed the limits of the Federal Deposit Insurance Corporation.  Management believes that the risk of loss is minimal since cash and cash equivalents are deposited with high credit quality financial institutions.

The Company’s accounts receivable are derived from revenue earned primarily from customers located in the United States of America.  Portions of the accounts receivable balances are settled either through customer credit cards or electronic fund transfers.  The Company maintains an allowance for doubtful accounts based upon the estimated collectibility of accounts receivable.

In the year ended December 31, 2005, two customers accounted for approximately 13% each of the Company’s revenue.

Stock-Based Compensation

An employment agreement with an executive dated August 16, 2005, included a grant of stock options for 69,780 shares of the Company’s common stock.  The options were to be 30% vested by December 31, 2005, 25% by January 1, 2006, and the remaining balance over the next 24 months.  The stock options would have had an exercise price of $0.01 and would have contained anti-dilution and other customary provisions.  However, as of December 31, 2005, the Company’s Board of Directors had yet to adopt a stock option plan for the Company and thus approve the above stock option grant.  The Company’s Board of Directors does not currently plan to adopt a stock option plan for the Company.  In addition, the Company has not yet adopted the fair value method of accounting and did not record any stock-based compensation.  Further, the Company believes that using the fair value method of accounting would not result in any material compensation expense.

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates made by management include, but are not limited to, the allowance for doubtful accounts and the valuation of intangible assets.

New Accounting Pronouncements

Management does not believe that there are any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

NOTE 3 - ACQUISITION

The final purchase price of the eB2B acquisition was $3,645,776 consisting of (i) $3,100,000 of eB2B’s Junior and Senior Secured Notes and (ii) $545,776 of accrued interest on the Junior and Senior Secured Notes.

The purchase price was allocated based on the fair values of the assets and liabilities acquired, as follows:

Accounts receivable and other current assets	$509,626
Property and equipment	343,500
Intangible assets	3,301,465

Total assets acquired	4,154,591

Notes payable	205,000
Accounts payable and accrued expenses	104,756
Deferred revenue	199,059

Total liabilities	508,815

Net assets acquired	$3,645,776

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 3 - ACQUISITION (CONTINUED)

The estimated fair values of the identifiable intangible assets acquired are: (i) $1,895,291 for a customer list having an estimated useful life of three years; (ii) $1,255,226 for internally developed software having an estimated useful life of three years; and (iii) $150,948 for the work-force-in-place which the Company estimates will provide future benefits over the next three years.

NOTE 4 - NOTES AND ACCRUED INTEREST RECEIVABLE

As of December 31, 2005, notes and accrued interest receivable consisted of, $30,000 in the remaining balance of a $100,000 Interim Debtor-in-possession (DIP) Loan provided to eB2B (“the DIP Loan”) and, $24,000 which constitutes the remaining balance of an $80,000 acquired unsecured claim of McKinsey & Co. (“the McKinsey Claim”).

As of December 31, 2004, notes receivable and accrued interest consisted of the eB2B purchase price of $3,100,000 of Junior and Senior Secured Notes (the “Notes”) of eB2B and $545,776 of accrued interest thereon.  The notes and accrued interest were satisfied on February 8, 2005 by the exchange of the Notes for the net operating assets of eB2B and the assumption of certain non-operating liabilities as discussed in Note 3.

NOTE 5 - PROPERTY AND EQUIPMENT, INTANGIBLES

Property and equipment consists of the following as of December 31, 2005:

Computers and communications equipment	$286,332
Office equipment, furniture and leasehold improvements	92,000
Software	35,277
413,609
Less: accumulated depreciation	(114,260)
$299,349

Intangibles consists of the following as of December 31, 2005:

Customer List	$1,895,291
Internally Developed Software	1,255,226
Workforce-in-Place	150,948
$3,301,465
Less: accumulated amortization	(1,008,780)
$2,292,685

Depreciation and amortization expense for the year ended December 31, 2005 was $1,123,090.

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 6 - NOTES PAYABLE

As part of the eB2B Reorganization Plan, the Company assumed $205,000 of notes payable consisting of: (i) a $25,000 Senior Secured eB2B Note from R. Cohan (the “Cohan $25K Note”), (ii) a $300,000 Senior Secured eB2B Note valued at $130,000 from R. Bacchi (the “Bacchi Note”), (iii) a $25,000 Senior Secured eB2B Note from R. Bacchi (the “Bacchi $25K Note”), and (iv) a $25,000 Senior Secured eB2B Note from B. Haber (the “Haber Note”).

The above notes payable were settled by the Company and the holders of the liabilities as follows: (i) the Cohan Note was settled for $2,500 in Preferred Series A shares; (ii) the Bacchi Note was settled for $25,000 in cash, $5,000 in Preferred Series A shares and a $55,000 Note Payable to be paid in twelve equal installments (the “Bacchi Note Payable”); (iii) the Bacchi $25K Note was settled for $2,500 in Preferred Series A shares; and, (iv) the Haber $2,500 Note was settled for $25,000 in cash and $4,988 in agreed interest.

As of December 31, 2005, the balance of the $55,000 Bacchi Note Payable was $9,166.  The note was fully satisfied in February 2006.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Lease

As part of the eB2B acquisition, the Company became committed under a lease for office space through 2008, requiring minimum lease payments of $121,769 in 2006, $124,509 in 2007 and $31,355 in 2008.

Employment Contracts

The Company entered into an employment agreement dated August 16, 2005 with one of its officers. This employment agreement provides for (i) minimum annual base salary of $225,000, (ii) a performance bonus equal to $112,500 depending on certain operating performance objectives; (iii) a special bonus dependent on a liquidation event described in the Company’s Articles of Incorporation, and, (iv) a grant of stock options, pending approval by the Board of Directors of a stock option plan, for 69,780 shares of the Company’s common stock.

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 8 - CAPITAL STOCK

Series A Preferred Stock

At December 31, 2005, the Company has authorized 1,000,000 shares of Series A Preferred Shares (“Preferred A Shares”), having a par value of $0.001, of which 804,974 are outstanding with Preferred A Shares have voting rights, entitling their holders to a single vote for each share of Preferred stock held.  The Preferred stockholders have the same participation and voting rights as the common stockholders.

Each Preferred A Shares is convertible into one common stock at any time upon payment of the original per share purchase price per share ($10).

Upon liquidation, dissolution or winding down of the Company, Preferred A Share holders are entitled to receive the original per share purchase price plus all accrued and unpaid dividends on preferred and common stock.  In the event that the proceeds from the liquidation, dissolution or winding down of the Company are insufficient to permit above payments in full, the proceeds are to be distributed ratably among the holders of the Preferred A Shares.

The Preferred A Shares are redeemable after September 27, 2009, upon request by at least two-thirds of the holders.  In a redemption, the holders of the Series A are entitled to receive the original per share purchase price plus all accrued and unpaid dividends.

During the year ended in December 31, 2005, the Company issued 14,350 Preferred A Shares which was used to settle certain non-operating liabilities associated with the eB2B acquisition and acquire the McKinsey Claim.

On September 28, 2004 the Company raised $5,145,776 of which $1,500,000 was in cash and the balance in eB2B Notes ($3,100,000 of principal and $545,776 of accrued interest) by issuing 790,624 Preferred A Shares.

Common Stock

As of December 31, 2005, the Company had authorized 10,000,000 shares of common stock with a par value of $0.001 of which none were issued.  As of December 31, 2005, no Preferred A Shares were converted into common stock.

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 9 - DEFINED CONTRIBUTION PLAN

Defined Contribution Plan

The Company has a defined contribution savings plan, which qualifies under Section 401(k) of the Internal Revenue Code. Participants may contribute up to 20%, of their salary, subject to a limitation set by Internal Revenue Service regulations. The defined contribution savings plan was adopted on February 1, 2005 and provides for discretionary contributions to be made by the Company as determined by its Board of Directors.  During the year ended December 31, 2005 the Company did not make any contributions to the defined contribution savings plan.

NOTE 10 - INCOME TAXES

Federal and State income tax expense for the year ended December 31, 2005 and the period from September 24, 2004 (inception) to December 31, 2004 is presented below:

	2005	2004

Current:
State and local	$14,500	$—
	14,500	—

Deferred:
Federal	126,000	—
State	94,000	—
Valuation allowance	(220,000)	—
	—	—

Provision for income taxes	$14,500	$—

ENABLE CORP.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2005

AND SEPTEMBER 24, 2004 (INCEPTION)

TO DECEMBER 31, 2004

NOTE 10 - INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Deferred tax assets results primarily from the difference in carrying value of intangible assets.  The components of the Company’s deferred tax assets and liabilities at December 31, 2005 and 2004 are as follows:

	2005	2004

Operating loss carryforwards	$21,000	$—
Intangible assets	186,000	—
Reserves and other	13,000	—
Total deferred tax assets	220,000	—
Valuation allowance	(220,000)	—
	$—	$—

As of December 31, 2005, the Company has federal net operating loss carryforwards totaling approximately $293,000 available to offset future federal taxable income.  The federal net operating net loss carryforward expires in 2025.